                                                                 EXHIBIT (h)(10)



                                   SCHEDULE A

                              Dated: June 28, 2002


Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund
Treasury Plus Money Market Fund
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund
Bond Fund
GNMA Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund

                     UCC ARTICLE 4A FUND SELECTION FORM AND
                       FUNDS TRANSFER OPERATING GUIDELINES
                       -----------------------------------

                                   SCHEDULE A

                              LIST OF MUTUAL FUNDS

                              Dated: June 28, 2002



Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund
Treasury Plus Money Market Fund
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund
Bond Fund
GNMA Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund



                                      -2-